EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
(As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)
In connection with the Quarterly Report of Origen Financial, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officers, Ronald A. Klein and W. Anderson Geater, Jr., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Ronald A. Klein	Dated: May 9, 2007

Ronald A. Klein, Chief Executive Officer

/s/ W. Anderson Geater, Jr.	Dated: May 9, 2007

W. Anderson Geater Jr., Chief Financial Officer

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